Revision to Previously Issued Interim Financial Statements - Summary of Forth Revisions to the Unaudited Interim Condensed Consolidated Statements of Cash Flows (Details) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Cash flows from operating activities
Net (loss) income	$ (105,452)	$ (490,702)
Depreciation, amortization and impairment	68,800	65,543
Interest expense	79,635	104,556
Net cash flow from operating activities	$ 587,885	$ 463,031